UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

_____________________________________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2013
_____________________________________________________________

CPI INTERNATIONAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-173372-07 (Commission File Number)	90-0649687 (I.R.S. Employer Identification No.)
811 Hansen Way, Palo Alto, California 94303 (Address of Principal Executive Offices and Zip Code)
(650) 846-2900 (Registrant’s telephone number, including area code)
Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On August 7, 2013, CPI International Holding Corp. issued a press release announcing its financial results for its third quarter of fiscal year 2013 ended June 28, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.         Financial Statements and Exhibits.

(d)     Exhibits 99.1

CPI International Holding Corp. press release dated August 7, 2013

The information in this Form 8-K and the exhibit attached hereto pursuant to Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act by CPI International Holding Corp., except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI INTERNATIONAL HOLDING CORP.
(Registrant)

Dated:	August 7, 2013	/s/ JOEL A. LITTMAN
Joel A. Littman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	CPI International Holding Corp. press release dated August 7, 2013